UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

SILICON STORAGE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1171 Sonora Court Sunnyvale, California		94086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2007, Silicon Storage Technology, Inc., or SST, announced that it has received a NASDAQ Staff Determination letter dated November 13, 2007 indicating that SST is not in compliance with the filing requirements for continued listing as set forth in Marketplace Rule 4310(c)(14) because SST has not filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.  On April 26, 2007, SST attended a hearing before a NASDAQ Listing Qualifications Panel in connection with the delay in the filing of SST’s Annual Report on Form 10-K for the year ended December 31, 2006.  The filing of SST’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007 has also been delayed and SST has subsequently provided the Panel with additional information to consider in rendering its decision.  Pending a decision by the Panel, SST’s shares will remain listed on the NASDAQ Global Market.

At this time, the chairman of the audit committee of the board of directors has substantially completed a review of the company’s historical stock option practices and related accounting matters covering the time from SST’s initial public offering in 1995 through the current fiscal year with the assistance of independent legal counsel and outside accounting experts.  As previously announced, the chairman of the audit committee has preliminarily determined that SST’s previously-issued financial statements for the fiscal years 1997 through 2005 and for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 will need to be restated to correct errors related to accounting for stock-based compensation expense.

The stock-based compensation charges incurred will have the effect of decreasing reported net income or increasing reported loss from operations and decreasing the reported retained earnings figures contained in SST’s historical financial statements for the periods noted above. SST does not expect that the anticipated restatements will have any impact on its historical revenues or cash position for any period.

SST intends to file its restated financial statements and its delinquent Annual Report for the year ended December 31, 2006 and delinquent Quarterly Reports for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 by the end of 2007.  SST continues to provide Nasdaq with information regarding the progress of its restatement and intention to hold its 2007 annual meeting of shareholders as soon as possible following the filing of its restated financial statements and delinquent reports with the Securities and Exchange Commission.   The Nasdaq Listing Qualifications Council has granted SST an exception to demonstrate compliance with all the continued listing requirements until January 18, 2008.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1    Press Release, dated November 19, 2007, entitled “SST Announces Receipt of NASDAQ Notice.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  November 19, 2007

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ James B. Boyd
James B. Boyd
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 19, 2007, entitled “SST Announces Receipt of NASDAQ Notice.”